SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Prospect Street® High Income Portfolio Inc.
(Name of Registrant as Specified in Its Charter)
Prospect Street® Income Shares Inc.
(Name of Registrant as Specified in Its Charter)

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PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

April 19, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Prospect Street® High Income Portfolio Inc. (“PHY”) and Prospect Street® Income Shares Inc. (“CNN” and together with PHY, the “Funds”) to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m. Central Time. Since the proposals are similar for each Fund, we have combined the Funds’ proxy statements to save on fund expenses. In addition to voting on the relevant proposal described in the Notice of Annual Meeting of Stockholders, you will have an opportunity to hear a report on your Fund and to discuss other matters of interest to you as a stockholder.

We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

Sincerely,

James D. Dondero
President

COMBINED PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS May 25, 2007
THE INVESTMENT ADVISER
VOTING FOR DIRECTORS
PROPOSAL 1A ELECTION OF DIRECTORS: PHY ONLY
PROPOSAL 1B ELECTION OF DIRECTORS: CNN ONLY
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
ANNUAL REPORT
OTHER MATTERS TO COME BEFORE THE MEETING
ADDITIONAL INFORMATION

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2007

The Annual Meeting of Stockholders (the “Annual Meeting”) of each of Prospect Street High Income Portfolio Inc. (“PHY”) and Prospect Street Income Shares Inc. (“CNN” and together with PHY, the “Funds”), each a Maryland corporation, will be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m. Central Time, for the following purposes:

Proposal 1A (PHY Only):

To elect R. Joseph Dougherty as Class I Director of PHY, to serve for a three-year term expiring at the 2010 Annual Meeting and until his successor is duly elected and qualified;

Proposal 1B (CNN Only):

To elect James F. Leary and Bryan A. Ward as Class III Directors of CNN, each to serve for a three-year term expiring at the 2010 Annual Meeting and until his successor is duly elected and qualified; and

For Each Fund:

To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The close of business on March 16, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting, you may revoke your proxy.

By Order of the Board of Directors

M. Jason Blackburn
Secretary

April 19, 2007
Dallas, Texas

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
PROSPECT STREET® INCOME SHARES INC.
Two Galleria Tower
13455 Noel Road
Dallas, Texas 75240

COMBINED PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 25, 2007

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (each, a “Board”) of each of Prospect Street High Income Portfolio Inc. (“PHY”) and Prospect Street Income Shares Inc. (“CNN” and together with PHY, the “Funds”), each a Maryland corporation, for use at each Fund’s Annual Meeting of Stockholders to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated April 19, 2007. Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Combined Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and forms of proxy are being sent to stockholders on or about April 19, 2007. Each Board has fixed the close of business on March 16, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to notice, of and to vote at, the Annual Meeting. As of the Record Date, 30,874,699 shares of PHY’s Common Stock and 1,600 shares of PHY’s Auction Rate Cumulative Preferred Shares were issued and outstanding. As of the Record Date, 9,947,104 shares of CNN’s Common Stock and 1,200 shares of CNN’s Auction Rate Cumulative Preferred Shares were issued and outstanding. Stockholders of a Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. PHY’s Auction Rate Cumulative Preferred Shares and CNN’s Auction Rate Cumulative Preferred Shares are referred to herein collectively as the “Preferred Shares.”

If the accompanying form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR the proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment thereof. The Boards of Directors do not know of any matter to be considered at the Annual Meeting other than the election of Directors referred to in this Combined Proxy Statement. A stockholder may revoke his or her proxy by appearing at the Annual Meeting and voting in person, or by giving written notice of such revocation to the Fund Secretary or by returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of stockholders of a Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum (“Quorum”) for that Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of votes for which authority was withheld and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Annual Meeting in person or by proxy.

Shares represented by properly executed proxies with respect to which a vote is withheld or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” or “against” a proposal.

In addition to soliciting proxies by mail, the Funds’ officers and employees of the Funds’ investment adviser may solicit proxies by telephone or in person. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid by the Funds.

THE INVESTMENT ADVISER

Highland Capital Management, L.P. (the “Adviser”), with its principal office at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the investment adviser and administrator to each Fund.

VOTING FOR DIRECTORS

The holders of any outstanding Preferred Shares, as a separate class, have the right to elect two Directors; the holders of the Common Stock, as a separate class, have the right to elect two Directors; and the holders of the Preferred Shares and the Common Stock of a Fund, voting together as a single class, have the right to elect the remaining Director of each Fund. PHY’s Board has designated R. Joseph Dougherty as the Director to be elected by the holders of the Common Stock and the Preferred Shares. CNN’s Nominating Committee has designated James F. Leary as the Director to be elected by the holders of the Common Stock and Bryan A. Ward as the Director to be elected by the holders of the Preferred Shares.

In addition, during any period in which a Fund has not paid dividends on the Preferred Shares in an amount equal to two full years of dividends (“Voting Period”), the holders of Preferred Shares, voting as a separate class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares. If the Fund has not so paid dividends, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The additional Directors elected by the holders of the Preferred Shares, together with the incumbent Directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

PROPOSAL 1A

ELECTION OF DIRECTORS: PHY ONLY

The holders of PHY’s Common Stock and Preferred Shares are being asked to elect R. Joseph Dougherty as a Class I Director of PHY, to serve for a three-year term until the 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Mr. Dougherty is currently serving as Class I Director of PHY and has agreed to continue to serve as a Director if elected. If Mr. Dougherty is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Board may recommend.

PHY’s Board is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. Dougherty is currently the Class I Director and will continue to serve as Class I Director if elected at the Annual Meeting. Messrs. Hui and Kavanaugh are Class II Directors and were each elected to serve a three-year term at PHY’s Annual Meeting of Stockholders held on May 20, 2005. Messrs. Leary and Ward are currently Class III Directors and were each elected to serve a three-year term at PHY’s Annual Meeting of Stockholders held on May 19, 2006.

PROPOSAL 1B

ELECTION OF DIRECTORS: CNN ONLY

The holders of CNN’s Common Stock are being asked to elect James F. Leary as a Class III Director of CNN, and the holders of CNN’s Preferred Shares are being asked to elect Bryan A. Ward as a Class III Director of CNN, each to serve for a three-year term until the 2010 Annual Meeting of Stockholders and until his successor is duly elected and qualified. Messrs. Leary and Ward are currently serving as Class III Directors of CNN, and each has agreed to continue to serve as a Class III Director if elected. If either Mr. Leary or Mr. Ward is not available for election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee as the Nominating Committee may select.

CNN’s Board is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. Dougherty is currently the Class I Director and was elected to serve a three-year term at CNN’s Annual Meeting of Stockholders held on May 20, 2005. Messrs. Hui and Kavanaugh are currently serving as Class II Directors and were elected to serve a three-year term at CNN’s Annual Meeting of Stockholders held on May 19, 2006. Messrs. Leary and Ward are currently serving as Class III Directors, and will continue to serve as Class III Directors if elected at the Annual Meeting.

* * *

Information about Nominees for Director and Continuing Directors for each Fund

Set forth below is the name and certain biographical and other information for each nominee for Director and for each continuing Director, as reported to the Funds by each such person:

Class III — Nominees for CNN and Continuing Directors for PHY (Non-Interested Directors3 of each of PHY and CNN)

	Position(s) Held with	Principal	Number of Portfolios
	the Fund, Length	Occupation(s)	in the Highland
Name (Age)	of Time Served and	During the Past	Fund Complex[2]	Other
Address[1]	Term of Office	Five Years	Overseen by Director	Directorships Held

James F. Leary (77) (Common Stock Designee)	Director of PHY since January 2000 (with a term expiring at the 2009 annual meeting) and CNN since July 2001; current CNN Nominee for a term to expire at the 2010 annual meeting.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	10	Board Member of Capstone Series Fund, Inc. (3 portfolios)

Bryan A. Ward (52) (Preferred Shares Designee)	Director of PHY since November 2001 (with a term expiring at the 2009 annual meeting) and CNN since July 2001; current CNN Nominee for a term to expire at the 2010 annual meeting.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	10	None

Class II — Continuing Directors for PHY and Continuing Directors for CNN (Non-Interested Directors3 of each of CNN and PHY)

	Position(s) Held with	Principal	Number of Portfolios
	the Fund, Length	Occupation(s)	in the Highland
Name (Age)	of Time Served and	During the Past	Fund Complex[2]	Other
Address[1]	Term of Office	Five Years	Overseen by Director	Directorships Held

Scott F. Kavanaugh (46) (Common Stock Designee)	Director of PHY since January 2000 (with a term expiring at the 2008 annual meeting) and CNN since July 2001 (with a term expiring at the 2009 annual meeting).	Private Investor since February 2004; Sales Representative at Round Hill Securities, March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President. Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	10	None

	Position(s) Held with	Principal	Number of Portfolios
	the Fund, Length	Occupation(s)	in the Highland
Name (Age)	of Time Served and	During the Past	Fund Complex[2]	Other
Address[1]	Term of Office	Five Years	Overseen by Director	Directorships Held

Timothy K. Hui (58) (Preferred Shares Designee)	Director of PHY since January 2000 (with a term expiring at the 2008 annual meeting) and CNN since July 2001 (with a term expiring at the 2009 annual meeting).	Dean of Educational Resources since July 2006; Assistant Provost for Graduate Education, July 2004 to June 2006; Assistant Provost for Educational Resources, Philadelphia Biblical University, July 2001 to June 2004.	10	None

Class I — Nominee for Director for PHY and Continuing Director for CNN (Interested Director4 of each of PHY and CNN)

	Position(s) Held with	Principal	Number of Portfolios
	the Fund, Length	Occupation(s)	in the Highland
Name (Age)	of Time Served and	During the Past	Fund Complex[2]	Other
Address[1]	Term of Office	Five Years	Overseen by Director	Directorships Held

R. Joseph Dougherty (36) (Preferred Shares and Common Stock Designee)	Director of PHY since May 2004 and CNN since May 2004 (with a term expiring at the 2008 annual meeting); Senior Vice President of PHY since January 2000 and CNN since July 2001; current PHY Nominee for a term to expire at the 2010 annual meeting.	Senior Portfolio Manager of the Adviser since 2000; Director and Senior Vice President of the funds in the Highland Fund Complex.	10	None

[1]	The address of each Director is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

[2]	The “Highland Fund Complex” means all of the registered investment companies advised by the Adviser as of the date of this proxy statement.

[3]	“Non-Interested” Directors are those who are not “interested persons” of the Fund as described under Section 2(a)(19) of the 1940 Act.

[4]	Mr. Dougherty is deemed to be an “interested person” of each Fund under the 1940 Act because of his position with the Adviser.

In addition to Mr. Dougherty, the Funds’ other executive officers are James D. Dondero, Mark K. Okada, M. Jason Blackburn and Michael S. Minces. Set forth below are the names and certain biographical and other information for Messrs. Dondero, Okada, Blackburn and Minces as reported by them to the Funds.

	Position(s), Length of Time	Principal Occupation(s) During
Name (Age) Address*	Served and Term of Office	the Past Five Years

James D. Dondero (45)	President of PHY since January 2000 and CNN since July 2001 (serving for an indefinite term).	President and Director of Strand Advisors, Inc. (‘‘Strand”), the General Partner of the Adviser; President of the funds in the Highland Fund Complex.
Mark K. Okada (44)	Executive Vice President of PHY since January 2000 and CNN since July 2001 (serving for an indefinite term).	Executive Vice President of Strand and the funds in the Highland Fund Complex; Chief Investment Officer of the Adviser.
M. Jason Blackburn (31)	Secretary and Treasurer of PHY and CNN since March 2003 (serving for an indefinite term).	Assistant Controller of the Adviser since November 2001; Treasurer and Secretary of the funds in the Highland Fund Complex.
Michael S. Minces (32)	Chief Compliance Officer of PHY and CNN since October 2004 (serving for an indefinite term).	Chief Compliance Officer of the Adviser and the funds in the Highland Fund Complex since August 2004; Associate, Akin Gump Strauss Hauer & Feld LLP (law firm), October 2003 to August 2004; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm), October 2000 to March 2003.

*	The address of each Officer is 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Beneficial Ownership of Shares of PHY and CNN

Set forth in the table below is the security ownership of each Director, nominee and executive officer of PHY and CNN.

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares of the Fund beneficially owned by each Director or nominee of PHY and CNN.

						Aggregate Dollar
						Range of
						Equity Securities
						in All Registered
						Investment
						Companies Overseen
						by Board Member in
						Highland Family of
	Dollar Range of		Dollar Range of			Investment
Name of Board Member	Shares of PHY*		Shares of CNN*			Companies**

INTERESTED TRUSTEE
R. Joseph Dougherty	Over $	100,000	Over $	100,000	Over $	100,000
NON-INTERESTED TRUSTEE
Timothy K. Hui		$1-$10,000		$1-$10,000		$1-$10,000
Scott F. Kavanaugh		$50,001-$100,000		$0		$50,001-$100,000
James F. Leary		$10,001-$50,000		$0		$10,001-$50,000
Bryan A. Ward		$1-$10,000		$1-$10,000		$1-$10,000

*	Valued as of March 16, 2007.

**	Valued as of December 31, 2006. Figures are for the registered investment companies that share Highland Capital Management as their investment adviser and that hold themselves out to the public as related companies (the “Highland Family of Investment Companies”).

Set forth in the tables below is the security ownership of each Director, nominee or executive officer of PHY and CNN.

PHY

		(3) Amount and
		Nature of
	(2) Name of	Beneficial
(1) Title of Class	Beneficial Owner	Ownership*	(4) Percent of Class

Common Stock	R. Joseph Dougherty	40,923 shares	0.13%
Common Stock	Timothy K. Hui	1,000 shares	less than 0.01%
Common Stock	Scott F. Kavanaugh	16,428 shares	0.05%
Common Stock	James F. Leary	3,840 shares	0.01%
Common Stock	Bryan A. Ward	200 shares	less than 0.01%
Common Stock	James D. Dondero	1,449,273 shares	4.69%
Common Stock	Mark Okada	0 shares	0.00%
Common Stock	Michael S. Minces	0 shares	0.00%
Common Stock	M. Jason Blackburn	0 shares	0.00%

*	Valued as of March 16, 2007. Except as otherwise indicated, each person has sole voting and investment power.

CNN

		(3) Amount and
		Nature of
	(2) Name of	Beneficial
(1) Title of Class	Beneficial Owner	Ownership*	(4) Percent of Class

Common Stock	R. Joseph Dougherty	16,189 shares	0.16%
Common Stock	Timothy K. Hui	500 shares	less than 0.01%
Common Stock	Scott F. Kavanaugh	0 shares	0.00%
Common Stock	James F. Leary	0 shares	0.00%
Common Stock	Bryan A. Ward	200 shares	less than 0.01%
Common Stock	James D. Dondero	593,022 shares	5.96%
Common Stock	Mark Okada	0 shares	0.00%
Common Stock	Michael S. Minces	0 shares	0.00%
Common Stock	M. Jason Blackburn	0 shares	0.00%

*	Valued as of March 16, 2007. Except as otherwise indicated, each person has sole voting and investment power.

As of March 16, 2007, Directors and officers of each Fund, as a group, owned 4.90% of PHY’s outstanding Common Stock and 6.1315% of CNN’s outstanding Common Stock and did not own any Preferred Shares of either Fund.

During the fiscal year ended October 31, 2006 for PHY and December 31, 2006 for CNN, the Directors of each Fund, identified in the table set forth in “Remuneration of Directors and Executive Officers” below, convened nine and six times, respectively. During those specified fiscal years for PHY and CNN, each Director attended at least 75% of the meetings of the Board (held during the period he was a Director) and 75% of the meetings held by a committee of the Board on which he served (during the period that he served). Although the Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders, all of the five Directors attended last year’s annual meeting of Stockholders.

The Board of each Fund has three committees; the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is currently comprised of all of the Board members who are not “interested persons” of the Funds, as defined in the 1940 Act (the “Non-Interested Directors”), who are also “independent” as defined by the New York Stock Exchange (the “NYSE”).

Pursuant to the Audit Committee Charter adopted by each Fund’s Board, the function of the Audit Committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, independence and performance. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund’s portfolio. The Audit Committee for PHY met three times in fiscal 2006. The Audit Committee for CNN met three times in fiscal 2006, and each Audit Committee member attended all of the meetings. The members of the Audit Committee are Messrs. Hui, Kavanaugh, Leary, and Ward, and the Board of PHY and CNN have determined that Mr. Leary is an “audit committee financial expert,” as defined in securities regulations.

Each Fund’s Nominating Committee is responsible for selecting the Non-Interested Director nominees and recommending to the Board candidates for all other Director nominees for election by stockholders or appointment by the Board. A copy of each Fund’s Nominating Committee Charter is available on the Fund’s website, www.highlandfunds.com. The Nominating Committee Charter describes the factors considered by the Nominating Committee in selecting nominees. In evaluating potential nominees, including any nominees recommended by stockholders, the Nominating Committee takes into consideration factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, whether the Nominating Committee believes the person has time availability in light of other commitments and the existence of any other relationships that might give rise to a conflict of interest. The Nominating Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240. Such stockholder recommendations must include information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committees did not meet in fiscal 2006 for PHY or CNN, but the Nominating Committees did meet on April 16, 2007, to select the Non-Interested Director nominees for CNN, and to recommend one Interested Director nominee to the PHY Board for its consideration. The members of the Nominating Committee are Messrs. Hui, Kavanaugh, Leary, and Ward.

The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee met three times in fiscal 2006 for PHY and once in fiscal 2006 for CNN.

The Funds do not have a Compensation Committee.

Remuneration of Directors and Executive Officers

The executive officers of the Funds and Interested Directors receive no direct remuneration from the Funds. Currently, Non-Interested Directors of PHY and CNN are compensated at the rate of $15,000 and $5,000 annually, respectively. Prior to October 29, 2004, Non-Interested Directors of PHY were compensated at an annual rate of $10,000 and received per meeting fees of $2,000 for in-person meetings and $1,000 for telephone meetings, and PHY Audit Committee members received $1,000 for each Audit Committee meeting attended. Prior to October 29, 2004, Non-Interested Directors of CNN were compensated at an annual rate of $10,000. Non-Interested Directors are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The following table summarizes the compensation paid by each Fund to its Directors and the aggregate compensation paid by the Highland Fund Complex to the Directors.

			Aggregate
	Aggregate	Aggregate	Compensation
	Compensation	Compensation	from Highland Fund
	from PHY for the	from CNN for the	Complex for the
	Fiscal Year Ended	Fiscal Year Ended	Calendar Year Ended
	October 31,	December 31,	December 31,
Name of Board Member	2006	2006	2006

INTERESTED DIRECTORS
R. Joseph Dougherty	$0	$0	$0
NON-INTERESTED DIRECTORS
Timothy K. Hui	$15,000	$5,000	$92,636
Scott F. Kavanaugh	$15,000	$5,000	$92,636
James F. Leary	$15,000	$5,000	$92,636
Bryan A. Ward	$15,000	$5,000	$92,636

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and its Board, the following shareholder(s) or “group”, as the term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”), beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of March 16, 2007.

		(3) Amount and
		Nature of Beneficial	(4) Percent
(1) Title of Class	(2) Name of Beneficial Owner	Ownership	of Class

CNN — Common Stock	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	7,749,644 (record)	77.91%
CNN — Auction Rate Cumulative Preferred Shares, Series T	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	1,200 (record)	100%
PHY — Common Stock	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	29,482,251 (record)	95.49%
PHY — Auction Rate Cumulative Preferred Shares, Series W	Cede & Co., as Nominee for the Depository Trust Company 55 Water Street, 25th Floor New York, New York 10004	1,600 (record)	100%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, and the rules thereunder, require that each Fund’s Directors and officers, the Adviser, persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of each Fund’s Common Stock, file reports of ownership and changes of ownership with the Securities and Exchange Commission (“SEC”) and the NYSE. Directors, officers, the Adviser, affiliates of the Adviser and greater than 10%

beneficial owners are required by SEC regulations to furnish to the applicable Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely upon PHY’s and CNN’s reviews of the copies of such forms they receive and written representations from such persons, PHY and CNN believe that during the fiscal years ended October 31, 2006 and December 31, 2006, respectively, these persons complied with all such applicable filing requirements.

Required Vote

For Class III Directors of CNN, the election requires the affirmative vote of the holders of a majority of the Common Stock of CNN, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Leary, and the holders of a majority of the Preferred Shares of CNN, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Ward. For Class I Directors of PHY, the election requires the affirmative vote of the holders of a majority of the Common Stock and the Preferred Shares of PHY, represented in person or by proxy at the Annual Meeting and entitled to vote, in the case of Mr. Dougherty.

THE BOARD OF EACH FUND, INCLUDING ALL OF THE
NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” EACH NOMINEE AS DIRECTOR.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At meetings held on December 8, 2006 (for PHY) and March 9, 2007 (for CNN), each Fund’s Audit Committee approved, and each Fund’s Board, including a majority of Non-Interested Directors, ratified the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2007 for PHY and December 31, 2007 for CNN. A representative of Deloitte & Touche will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing each Fund’s audited financial statements for the fiscal year ended October 31, 2006 for PHY and December 31, 2006 for CNN, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to stockholders. A copy of the Committees’ report appears below.

Independent Public Accounting Firm Fees and Services

The following chart reflects fees to Deloitte & Touche in each Fund’s last two fiscal years. One hundred percent (100%) of all services provided by Deloitte & Touche were pre-approved. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and in accordance with the Funds’ pre-approval policies and procedures, the Audit Committee of each Fund must pre-approve all non-audit services provided by Deloitte & Touche, and all non-audit services provided by Deloitte & Touche for the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. Deloitte & Touche did not provide any services during the Funds’ last two fiscal years to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the relevant Fund, and which services are related to the operations and financial reporting of the relevant Fund.

	PHY				CNN
Fiscal Year Ended	2005[1]		2006[1]		2005[2]		2006[2]

Audit Fees	$29,000		$32,000		$36,000		$37,000
Audit-Related Fees	$14,900	[3]	$15,000	[3]	$26,200	[3]	$15,000	[3]
Tax Fees	$4,600	[4]	$5,000	[4]	$4,600	[4]	$5,000	[4]
All Other Fees	$26,200	[5]	$7,000	[5]	$17,200	[5]	$7,000	[5]
Aggregate Non-Audit Fees	$0		$0		$0		$0

[1]	For each of the fiscal years ended October 31, 2005 and October 31, 2006.

[2]	For each of the fiscal years ended December 31, 2005 and December 31, 2006.

[3]	Services to the Funds consisted of review of quarterly regulatory filings.

[4]	Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns and (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments.

[5]	Services consisted of agreed-upon procedures related to compliance with rating agency guidelines for the Preferred Shares.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees each Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of each Fund’s financial statements, each Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, each Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the performance of its oversight function, each Committee has considered and discussed the October 31, 2006 (PHY) and December 31, 2006 (CNN) audited financial statements with management and with Deloitte & Touche, each Fund’s independent registered public accounting firm. Each Committee has also discussed with Deloitte & Touche the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees, as currently in effect. Each Committee reviewed with Deloitte & Touche, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committees reviewed the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of other non-audit services by Deloitte to each Fund is compatible with maintaining Deloitte & Touche’s independence, and has discussed with Deloitte & Touche the independence of the independent registered public accounting firm.

Each Committee discussed with Deloitte & Touche the overall scope and plans for the audit. The Committees met with Deloitte & Touche, with and without management present, to discuss the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of each Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, each Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report to Stockholders for each Fund for the fiscal years ended October 31, 2006 for PHY and December 31, 2006 for CNN and as filed with the Securities and Exchange Commission.

Stockholders are reminded, however, that the Members of each Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committees rely without independent verification on the information provided to them and on the representations made by management and Deloitte & Touche. Accordingly, each Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that each Fund’s independent registered public accounting firm is, in fact, “independent.”

Scott F. Kavanaugh, Audit Committee Chair
Timothy K. Hui, Audit Committee Member
James F. Leary, Audit Committee Member
Bryan A. Ward, Audit Committee Member

ANNUAL REPORT

COPIES OF PHY’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006 AND CNN’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE RESPECTIVE FUND AT 13455 NOEL ROAD, SUITE 800, DALLAS, TEXAS 75240, OR BY CALLING 1-877-532-2834.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors do not intend to present any other business at the Annual Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Any proposals of stockholders that are intended for inclusion in the Funds’ proxy statement and form of proxy for the Funds’ 2008 Annual Meeting of Stockholders must be received at the Funds’ principal executive office no later than December 21, 2007 and must comply with all other legal requirements. The date after which notice of a shareholder proposal submitted is considered untimely and persons holding proxies will have discretionary voting authority over such proposals, except as otherwise provided under applicable law, is March 6, 2008.

Stockholders of a Fund who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240,

and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

By Order of the Board of Directors

James D. Dondero
President

Dallas, Texas
April 19, 2007

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

COMMON SHARES

Using a black ink pen, mark your votes with an X as shown in this example.  ☒
Please do not write outside the designated areas.

A.	Election of Class I Director — The Board of Directors recommends a vote FOR the nominee listed.

1.	Nominee:	For	Withhold

01 -	Mr. R. Joseph Dougherty	☐	☐

02 -	In their discretion, on such other matters as may properly come before the Meeting and any adjournment thereof.

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

PROXY — PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

Annual Meeting Of Stockholders — May 25, 2007
Common Stock Proxy Solicited On Behalf Of Board Of Directors

The undersigned holder of shares of Common Stock of Prospect Street® High Income Portfolio Inc., a Maryland corporation (“PHY”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the “Meeting”), and thereat to vote all Common Stock of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY PHY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example.  ☒
Please do not write outside the designated areas.

A.	Election of Class I Director — The Board of Directors recommends a vote FOR the nominee listed.

1.	Nominee:	For	Withhold

01 -	Mr. R. Joseph Dougherty	☐	☐

02 -	In their discretion, on such other matters as may properly come before the Meeting and any adjournment thereof.

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

PROXY — PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

Annual Meeting Of Stockholders — May 25, 2007
Preferred Shares Proxy Solicited On Behalf Of Board Of Directors

The undersigned holder of shares of Preferred Shares of Prospect Street® High Income Portfolio Inc., a Maryland corporation (“PHY”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of PHY to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the “Meeting”), and thereat to vote all Preferred Shares of PHY which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY PHY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET® INCOME SHARES INC.

COMMON STOCK

Using a black ink pen, mark your votes with an X as shown in this example.  ☒
Please do not write outside the designated areas.

A.	Election of Class III Director — The Board of Directors recommends a vote FOR the nominee listed.

1.	Nominee:	For	Withhold

01 -	Mr. James F. Leary	☐	☐

02 -	In their discretion, on such other matters as may properly come before the Meeting and any adjournment thereof.

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

PROXY — PROSPECT STREET® INCOME SHARES INC.

Annual Meeting Of Stockholders — May 25, 2007
Common Stock Proxy Solicited On Behalf Of Board Of Directors

The undersigned holder of shares of Common Stock of Prospect Street® Income Shares Inc., a Maryland corporation (“CNN”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the “Meeting”), and thereat to vote all Common Stock of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY CNN’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROSPECT STREET® INCOME SHARES INC.

PREFERRED SHARES

Using a black ink pen, mark your votes with an X as shown in this example. ☒
Please do not write outside the designated areas.

A.	Election of Class III Director — The Board of Directors recommends a vote FOR the nominee listed.

1.	Nominee:	For	Withhold

01 -	Mr. Bryan A. Ward	☐	☐

02 -	In their discretion, on such other matters as may properly come before the Meeting and any adjournment thereof.

B.	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C.	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

PROXY — PROSPECT STREET® INCOME SHARES INC.

Annual Meeting Of Stockholders — May 25, 2007
Preferred Shares Proxy Solicited On Behalf Of Board Of Directors

The undersigned holder of shares of Preferred Shares of Prospect Street® Income Shares Inc., a Maryland corporation (“CNN”), hereby appoints Mark K. Okada and M. Jason Blackburn, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders of CNN to be held at the Westin Dallas Galleria, Collin Room, 2nd Floor, 13340 Dallas Parkway, Dallas, Texas 75240, on Friday, May 25, 2007, at 8:00 a.m. Central Time, and at any and all adjournments thereof (the “Meeting”), and thereat to vote all Preferred Shares of CNN which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

THIS PROXY IS SOLICITED BY CNN’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND COMBINED PROXY STATEMENT IS ACKNOWLEDGED.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.